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EXHIBIT 31.2
CERTIFICATION

OF CHIEF FINANCIAL OFFICER OF THE COMPANY

PURSUANT TO RULE 13a-14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
I, Shane W.

Hostetter, certify that:

1.
I have reviewed this quarterly report on Form 10-Q of Quaker Chemical

Corporation;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact
necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with
respect to the period covered by this report;
3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all
material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented
in this report;

4.
The registrant’s other certifying

officer and I are responsible for establishing and maintaining disclosure controls and procedures
(as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange
Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed
under our supervision, to ensure that material information relating to the registrant, including its consolidated
subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is
being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be
designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and
the preparation of financial statements for external purposes in accordance with generally accepted accounting
principles;

(c)
Evaluated the effectiveness of the registrant’s

disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures,

as of the end of the period covered by
this report based on such evaluation; and

(d)
Disclosed in this report any change in the registrant’s

internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter

(the registrant’s fourth fiscal quarter in

the case of an annual report) that
has materially affected, or is reasonably likely to materially affect,

the registrant’s internal control over financial
reporting; and

5.
The registrant’s other certifying

officer and I have disclosed, based on our most recent evaluation of internal control over financial
reporting, to the registrant’s auditors

and the audit committee of the registrant’s

board of directors (or persons performing the
equivalent functions):

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial
reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and
report financial information; and

(b)
Any fraud, whether or not material, that involves management or other employees who have a significant role in the
registrant’s internal control

over financial reporting.
Date: November 3, 2022

/s/ Shane W. Hostetter
Shane W.

Hostetter
Chief Financial Officer